UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2009

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Tim Powers

On December 10, 2009, Timothy Powers gave notice of his intention to resign as Vice President of Operations of IRIDEX Corporation (the “Company”), effective as of January 8, 2010. Mr. Powers will be available on a consulting basis for any transition issues and special projects. The Company has commenced a search for a new Vice President of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ THEODORE A. BOUTACOFF
Theodore A. Boutacoff President and Chief Executive Officer

Date: December 16, 2009